SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

            Date of Report
            (Date of earliest event reported):  June 18, 1996


                            Alliance Gaming Corporation
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                (Exact Name of Registrant as Specified in Charter)

            Nevada              0-4281               88-0104066
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  (State or Other Juris-        (Commission File     (IRS Employer
  diction of Incorporation)     Number)              Identification
  No.)


  4380 Boulder Highway, Las Vegas, Nevada                89121
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  (Address of principal executive offices)               (Zip Code)

  Registrant's telephone number:   (702) 435-4200

                                        N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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Item 2.   Acquisition or Disposition of Assets.
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     On June 18, 1996, Bally Gaming International, Inc., a Delaware
corporation ("BGII") merged with and into BGII Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Alliance Gaming Corporation ("Alliance"), pursuant to the Agreement and Plan of Merger dated as of October 18, 1995, as amended, among Alliance, BGII Acquisition Corp., and BGII. BGII, through subsidiaries in the U.S. and Germany, is a leading designer, manufacturer and distributor of electronic gaming machines and also designs, assembles and sells computerized monitoring systems for slot and video gaming machines.

     Pursuant to the Merger Agreement, each common share, par value $.01 per share, of BGII outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than the shares owned by Alliance, which shares were canceled) was converted into (i) .0789 share of common stock, par value $.10 per share, of Alliance ("Alliance Common Stock"), and cash in lieu of fractional shares of Alliance Common Stock in accordance with Section 2.4.1 of the Merger Agreement, (ii) .0492 share of 15% Non-Voting Senior Pay-in-Kind Special Stock, Series B, par value $.10 per share, of Alliance (the "Series B Preferred Stock") having a liquidation preference of $100 per share and (iii) cash in the amount of $7.8376. The total consideration was approximately 800,000 shares of Alliance Common
Stock, 500,000 shares of Series B Preferred Stock and $77,000,000 cash.
Funds for the acquisition were obtained from the issuance of $154,000,000 of Alliance's 12 7/8% Senior Secured Notes Due 2003 and $20,000,000 liquidation preference of Series B Preferred Stock. In connection with the merger, $83,358,000 principal amount of Alliance's 7 1/2% Convertible Senior Subordinated Debentures Due 2003 (the "New Convertible Debentures") issued on June 10,1996 in exchange for its outstanding 7 1/2% Convertible Subordinated Debentures Due 2003 were converted into 15,134,873 shares of Alliance Common Stock and the remaining $11,316,000 principal amount of the New Convertible Debentures were converted into a total of 113,160 shares of Alliance's 11 1/2% Non-Voting Junior Convertible Pay-in-Kind Special Stock, Series E, par value $.10 per share, each convertible into approximately 17 shares of Alliance Common Stock.

     A copy of the Press Release issued by Alliance on June 18, 1996 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The other information required by this item has been previously reported by Alliance or BGII and is included or incorporated by reference in the Prospectus which constitutes a part of Alliance's Registration Statement on Form S-4 Reg. No. 333-01527 and the Prospectus which constitutes a part of Alliance's Registration Statement on Form S-2 Reg. No.333-02147.


















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
Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial statements of business acquired:
     The BGII financial statements required by this item have been previously reported by BGII and are included in the Prospectus which constitutes a part of Alliance's Registration Statement on Form S-2 Reg. No. 333-02147.

(b)  Pro forma financial information:

     The financial statements and information required by this item have been previously reported by Alliance and are included or incorporated by reference in the Prospectus which constitutes a part of Alliance's Registration Statement on Form S-2 Reg. No. 333-02147.

(c)  Exhibits.
     --------

     2.1 Amended and Restated Agreement and Plan of Merger among Alliance, BGII Acquisition Corp. and BGII, dated as of October 18, 1995.

     4.1 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Special Stock and Qualifications, Limitations and Restrictions thereof of 15% Non-Voting Special Stock, Series B, $.10 par value, of Alliance Gaming Corporation.

     4.2 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Special Stock and Qualifications, Limitations and Restrictions thereof of 11 1/2% Non-Voting Junior Convertible Pay-in-Kind Special Stock, Series E, $.10 par value, of Alliance Gaming Corporation.

     4.3 Form of Senior Secured Note Indenture (including form of Senior Secured Note and Guarantee).

     99.1 Press Release issued by Alliance on June 18, 1996 with respect to the Merger.






















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
                                  SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              ALLIANCE GAMING CORPORATION


Date:  July 3, 1996          By: /s/ David D. Johnson
                                 --------------------------
                                     David D. Johnson
                                     Secretary



















































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
                            ALLIANCE GAMING CORPORATION

                            EXHIBIT INDEX TO FORM 8-K

                            Report Dated June 18, 1996

The following exhibit is filed herewith.

Exhibit        Description
- -------        -----------

     2.1 Amended and Restated Agreement and Plan of Merger among Alliance, BGII Acquisition Corp. and BGII, dated as of October 18, 1995. Incorporated by reference to Annex I to the Registrant's Joint Proxy Statement/Prospectus dated March 11, 1996.

     4.1 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Special Stock and Qualifications, Limitations and Restrictions thereof of 15% Non-Voting Special Stock, Series B, $.10 par value, of Alliance Gaming Corporation. Incorporated by reference to Annex VII to the Registrant's Form S-4 Reg. No. 333-01527.

     4.2 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Special Stock and Qualifications, Limitations and Restrictions thereof of 11 1/2% Non-Voting Junior Convertible Pay-in-Kind Special Stock, Series E, $.10 par value, of Alliance Gaming Corporation. Incorporated by reference to Registrant's Amendment No.1 to Schedule 13E-4 filed with the Commission on May 23, 1996.

     4.3 Form of Senior Secured Note Indenture (including form of Senior Secured Note and Guarantee). Incorporated by reference to Form S-2 Reg. No. 33-02147.

     99.1 Press Release issued by Alliance on June 18, 1996 with respect to the Merger.
























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